Exhibit 99.1

	2005	2004
Named Executive Officer	Base Salary	Incentive Bonus

John P. Derham Cato	$875,000	$1,237,500
Chairman, President and
Chief Executive Officer

B. Allen Weinstein	$500,000	$339,750
Executive Vice President
Chief Merchandising Officer

Michael O. Moore	$355,000	$255,000
Executive Vice President
Chief Financial Officer and Secretary

Howard A. Severson	$284,000	$207,000
Executive Vice President
Chief Real Estate and
Store Development Officer

Sally Almason	$270,000	$120,000
Senior Vice President
General Merchandise Manager
of the Cato Division

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